Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO THE LOAN AND SECURITY AGREEMENT(this “Amendment”), is made as of December 31, 2020, by and among OAKTREE STRATEGIC INCOME II, INC., as the collateral manager (in such capacity, the “Collateral Manager”), OSI 2 SENIOR LENDING SPV, LLC, as the borrower (the “Borrower”), Citibank, N.A., as administrative agent (the “Administrative Agent”) and Citibank, N.A., as the sole committed lender (the “Lender”).

R E C I T A L S

WHEREAS, the Collateral Manager, Oaktree Strategic Income II, Inc., as the seller (in such capacity, the “Seller”), the Borrower, the Administrative Agent, the Lender and Deutsche Bank Trust Company Americas, as Collateral Agent, are parties to that certain Loan and Security Agreement, dated as of July 26, 2019 (as the same has been previously amended and may be amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”);

WHEREAS, pursuant to Section 13.1 of the Loan and Security Agreement, the Collateral Manager and the Borrower desire to, and have requested that the Administrative Agent agree to, amend certain provisions of the Loan and Security Agreement as provided herein;

WHEREAS, subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders constituting at least the Required Lenders are willing to agree to such amendments to the Loan and Security Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.               Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Loan and Security Agreement.

2.               Amendments. The Loan and Security Agreement is hereby amended, modified and supplemented as follows:

(A)           The defined term “Concentration Limits” in Section 1.1 is hereby amended by deleting clause (b)(i) and b(ii) thereof and replacing each with the following (underlined shows the changes for convenience of reference):

                  (i) in the Industry with the highest aggregate Outstanding Balances shall not exceed 20.0% of the Concentration Test Amount; provided that if the Industry with the highest aggregate Outstanding Balances is “High Tech Industries,” 25.0% of the Concentration Test Amount;

                  (ii) in the Industry with the second highest aggregate Outstanding Balances shall not exceed 17.5% of the Concentration Test Amount; provided that if the Industry with the second highest aggregate Outstanding Balances is “Healthcare & Pharmaceuticals,” 20.0% of the Concentration Test Amount;

(B)              Section 1.1 is hereby amended by adding the following defined terms in the appropriate alphabetical order:

      “Second Upsize Amount” means $50,000,000.

        “Second Upsize Date” means December 31, 2020.

(C)            Annex B (Commitments) is hereby amended by deleting the reference to $150,000,000 and replacing it with $200,000,000.

3.               Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(A)            the execution and delivery of this Amendment by each party hereto;

(B)            the Borrower has delivered legal opinions of Milbank LLP, each dated the Second Upsize Date, covering the same matters as the legal opinions provided by Milbank LLP on the Closing Date;

(C)            the Administrative Agent’s receipt of a good standing certificate for the Borrower and the Collateral Manager issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower and the Collateral Manager approving this Amendment and the transactions contemplated hereby, certified by its secretary or other authorized officer; and

(D)            payment of all fees due on or prior to the date of this Amendment.

4.               Representations and Warranties. The Borrower hereby represents and warrants that, as of the date first written above, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

5.               Reaffirmation. Except to the extent expressly amended by this Amendment, the terms and conditions of the Loan and Security Agreement and other Transaction Documents shall remain in full force and effect. Each of the Transaction Documents, including the Loan and Security Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan and Security Agreement as amended hereby, are hereby amended so that any reference in such Transaction Documents to the Loan and Security Agreement, whether direct or indirect, shall mean a reference to the Loan and Security Agreement as amended hereby. This Amendment shall constitute a Transaction Document under the Loan and Security Agreement.

6.               Miscellaneous. This Amendment may be executed in counterparts, each of which shall be and all of which, when taken together, shall constitute one binding agreement. The Article and/or Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day, month and year first above written.

BORROWER

OSI 2 Senior Lending SPV, LLC

By:	Oaktree Strategic Income II, Inc.
Its:	Designated Manager

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Amendment

COLLATERAL MANAGER:

OAKTREE STRATEGIC INCOME II, INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Senior Vice President

THE ADMINISTRATIVE AGENT:

CITIBANK, N.A., in its capacity as Administrative Agent

By	/s/ Vincent Nocerino
Name: Vincent Nocerino
Title: Senior Vice President

LENDER:

CITIBANK, N.A.,

By	/s/ Vincent Nocerino
Name: Vincent Nocerino
Title: Senior Vice President

Signature Page to Amendment